Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO

SUPPLEMENTAL MANAGEMENT RETIREMENT PLAN

THIS SECOND AMENDMENT TO SUPPLEMENTAL MANAGEMENT RETIREMENT PLAN (this “Second Amendment ”) is made and entered into as of the 17th day of April, 2008, by STATION CASINOS, INC., a Nevada corporation, with its principal offices located at 1505 South Pavilion Center Drive, Las Vegas, Nevada  89135 (the “Company”).

WHEREAS, the Company adopted a Supplemental Management Retirement Plan effective as of November 30, 1994 and amended as of November 7, 2007 (the “Plan”); and

WHEREAS, the Company now desires to amend the Plan as provided herein.

NOW, THEREFORE, effective as of April 17, 2008, the Plan is amended as follows:

1.                                       Section 2(f) of the Plan is hereby amended in full to read as follows:

“Early Retirement Date” shall mean the date on which the Participant attains age 60.

2.                                       Section 2(h) of the Plan is here by amended in full to read as follows:

“Normal Retirement Date” shall mean the date on which the Participant attains age 65.

3.                                       Section 6 of the Plan is hereby amended in full to read as follows:

The number “55” is deleted and the number “60” is inserted in lieu thereof.

4.                                       Section 8 of the Plan is hereby amended in full to read as follows:

The number “60” is deleted and the number “65” is inserted in lieu thereof.

5.                                       Section 9 of the Plan is hereby amended in full to read as follows:

The number “60” is deleted and the number “65” is inserted in lieu thereof.

6.                                       Capitalized terms not otherwise defined in this Second Amendment shall have the meanings set forth in the Plan.

7.                                       Except as expressly amended by this Second Amendment, all other terms and provisions of the Plan shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

8.                                       This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document, with the same effect as if all parties had signed on the same page.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Second Amendment effective as of the date written above.

STATION CASINOS, INC.

By:
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief
Accounting Officer and Treasurer